Principal Variable Contracts Funds, Inc.
Supplement dated December 18, 2020
to the Prospectus dated May 1, 2020
(as previously supplemented)

This supplement updates information currently in the Prospectus. Please retain this supplement for future reference.

SUMMARY FOR BOND MARKET INDEX ACCOUNT
In the Investment Advisor and Portfolio Managers section, remove Randy R. Woodbury from the list of portfolio managers and add the following alphabetically to the list of portfolio managers:

Jeff Callahan (since 2020), Portfolio Manager

MANAGEMENT OF THE FUNDS
In The Manager and Advisor section, under Advisor: Principal Global Investors, LLC, add the following alphabetically to the list of portfolio managers:

Jeff Callahan has been with Principal® since 2006. He earned a B.A. in Business Administration with an emphasis in Finance from Wartburg College and an M.B.A. form the University of Iowa. Mr. Callahan has earned the right to use the Chartered Financial Analyst designation.

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